UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22974

EAGLE POINT CREDIT COMPANY INC.

(Exact name of Registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and Address of Agent for Service)

Copies to:

  Thomas J. Friedmann
Allison M. Fumai
Dechert LLP
1900 K Street, N.W.
Washington, DC 20006
(202) 261-3300

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Item 1. Schedule of Investments.

EAGLE POINT CREDIT COMPANY INC. (& SUBSIDIARIES)
CONSOLIDATED SCHEDULE OF INVESTMENTS
as of March 31, 2015
(expressed in U.S. dollars)
(Unaudited)

	Industry	Investment	Effective Yield (1)	Principal Amount	Cost	Fair Value (2) (3)	% of Net Assets

CLO Equity
Apidos CLO XIV	Structured Finance	CLO Subordinated Note (due 4/15/25)	15.34%	$11,177,500	$9,107,285	$9,600,069	3.71%
Avery Point V CLO, Ltd.	Structured Finance	CLO Income Note (due 7/17/26)	14.57%	10,875,000	8,717,676	7,295,729	2.82%
Babson CLO 2013-II Ltd.	Structured Finance	CLO Subordinated Note (due 1/18/25)	16.65%	12,939,125	9,732,768	10,798,735	4.17%
Blue Mountain CLO 2013-2, Ltd.	Structured Finance	CLO Subordinated Note (due 1/22/25)	15.45%	5,000,000	4,591,408	4,225,767	1.63%
CIFC Funding 2013-I, Ltd.	Structured Finance	CLO Subordinated Note (due 4/16/25)	14.85%	4,000,000	3,575,986	3,338,868	1.29%
CIFC Funding 2013-II, Ltd.	Structured Finance	CLO Subordinated Note (due 4/21/25)	14.79%	12,325,000	8,957,789	10,722,922	4.14%
CIFC Funding 2014, Ltd.	Structured Finance	CLO Subordinated Note (due 4/18/25)	18.04%	13,387,500	10,439,415	10,643,925	4.11%
CIFC Funding 2014, Ltd.	Structured Finance	CLO Income Note (due 4/18/25)	18.04%	500,000	406,487	379,810	0.15%
CIFC Funding 2014-III, Ltd.	Structured Finance	CLO Income Note (due 7/22/26)	16.19%	5,000,000	4,231,250	4,181,605	1.61%
CIFC Funding 2014-IV, Ltd.	Structured Finance	CLO Income Note (due 10/17/26)	14.11%	7,000,000	5,664,099	5,282,581	2.04%
Flagship CLO VIII, Ltd.	Structured Finance	CLO Subordinated Note (due 1/16/26)	14.82%	20,000,000	18,133,755	17,493,088	6.75%
Flagship CLO VIII, Ltd.	Structured Finance	CLO Income Note (due 1/16/26)	14.82%	7,360,000	6,186,472	5,938,953	2.29%
Galaxy XVIII CLO, Ltd.	Structured Finance	CLO Subordinated Note (due 10/15/26)	13.12%	5,000,000	4,325,000	3,450,517	1.33%
Halcyon Loan Advisors Funding 2014-3, Ltd.	Structured Finance	CLO Subordinated Note (due 10/22/25)	13.43%	5,750,000	5,405,000	4,776,384	1.84%
Marathon CLO VI Ltd.	Structured Finance	CLO Subordinated Note (due 5/13/25)	14.24%	2,975,000	2,577,430	2,869,469	1.11%
Marathon CLO VII Ltd.	Structured Finance	CLO Subordinated Note (due 10/28/25)	15.67%	10,526,000	9,999,700	9,779,114	3.77%
Octagon Investment Partners XIV, Ltd.	Structured Finance	CLO Subordinated Note (due 1/15/24)	18.17%	12,325,000	9,970,830	8,767,705	3.38%
Octagon Investment Partners XIV, Ltd.	Structured Finance	CLO Income Note (due 1/15/24)	18.17%	4,250,000	3,143,893	2,916,308	1.13%
Octagon Investment Partners XIX, Ltd.	Structured Finance	CLO Subordinated Note (due 4/15/26)	15.76%	3,000,000	2,498,165	2,413,786	0.93%
Octagon Investment Partners XVII, Ltd.	Structured Finance	CLO Subordinated Note (due 10/25/25)	15.08%	12,000,000	10,323,606	9,747,628	3.76%
Octagon Investment Partners XX, Ltd.	Structured Finance	CLO Subordinated Note (due 8/12/26)	13.45%	2,500,000	2,298,937	2,068,961	0.80%
OHA Credit Partners IX, Ltd.	Structured Finance	CLO Subordinated Note (due 10/20/25)	12.13%	6,750,000	5,983,985	4,930,730	1.90%
Regatta III Funding Ltd.	Structured Finance	CLO Subordinated Note (due 4/15/26)	12.29%	2,500,000	2,008,385	1,787,756	0.69%
Sheridan Square CLO, Ltd.	Structured Finance	CLO Subordinated Note (due 4/15/25)	17.31%	2,125,000	2,052,135	2,067,027	0.80%
Symphony CLO XII, Ltd.	Structured Finance	CLO Subordinated Note (due 10/15/25)	14.61%	4,000,000	3,327,645	3,273,392	1.26%
THL Credit Wind River 2013-2 CLO Ltd.	Structured Finance	Class M Note (due 1/18/26)	7.68%	1,275,000	299,625	528,127	0.20%
THL Credit Wind River 2013-2 CLO Ltd.	Structured Finance	CLO Subordinated Note (due 1/18/26)	14.15%	11,462,250	9,320,659	8,443,441	3.26%
THL Credit Wind River 2014-3 CLO Ltd.	Structured Finance	CLO Subordinated Note (due 1/22/27)	17.65%	13,000,000	11,677,250	12,223,427	4.72%
Voya CLO 2014-4, Ltd.	Structured Finance	CLO Subordinated Note (due 10/14/26)	15.28%	10,000,000	9,250,000	8,634,753	3.33%
					184,206,635	178,580,577	68.92%
Loan Accumulation Facilities (4)
Cutwater 2015-I, Ltd.	Structured Finance	Loan Accumulation Facility (Class A preference shares)		40,000,000	40,000,000	40,080,737	15.47%
Marathon VIII	Structured Finance	Loan Accumulation Facility (Subordinated Note)		18,000,000	18,000,000	18,000,000	6.95%
OFSI VIII	Structured Finance	Loan Accumulation Facility (Preference shares)		12,000,000	12,000,000	12,031,510	4.64%
					70,000,000	70,112,247	27.06%

Total investments at fair value as of March 31, 2015					$254,206,635	$248,692,824	95.98%

Net assets in excess of fair value of investments						$10,369,598

Net assets at March 31, 2015						$259,062,422

(1)	CLO subordinated notes, income notes and M notes are considered CLO equity positions. Equity payments are entitled to recurring distributions which are generally equal to the remaining cash flow of distributions made by underlying securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted. The estimated yield may ultimately not be realized.
(2)	Fair value is determined in good faith, in accordance with the Company's valuation policies as reviewed and approved by the Board of Directors.
(3)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(4)	Loan Accumulation Facilities are financing structures intended to aggregate loans which may be used to form the basis of a CLO vehicle.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDLE OF INVESTMENTS

MARCH 31, 2015

Note 1. Valuation of Investments

Assets and liabilities, which qualify as financial instruments under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 825, are carried at fair value or contractual amounts approximating fair value.

The preparation of the consolidated schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimated.

The most significant estimate inherent in the preparation of Eagle Point Credit Company Inc.’s (the “Company”) schedule of investments is the valuation of investments. In the absence of readily determinable fair values, the Adviser estimates the fair value of the Company’s investments in accordance with the Company’s valuation policies. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price). The Company’s fair valuation process is reviewed and approved by the Company’s Board of Directors.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Quoted prices (unadjusted) are available in active markets for identical investments the Company has the ability to access as of the reporting date.

•	Level II – Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.

•	Level III – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. Fair value inputs require significant judgment or estimation from the Adviser.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDLE OF INVESTMENTS

MARCH 31, 2015

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input, significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are approved by the Company’s Board of Directors, on a quarterly basis.

In valuing its CLO debt, CLO equity and loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Adviser.

Fair Value Measurement

The following table summarizes the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of March 31, 2015:

Fair Value Measurement
	Level I	Level II	Level III	Total

CLO Equity	$–	$–	$178,580,577	$178,580,577

Loan Accumulation Facilities	–	–	70,112,247	70,112,247

Total Investments at Fair Value	$–	$–	$248,692,824	$248,692,824

Valuation of CLO Subordinated Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO subordinated note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated.

In addition, the Adviser utilizes a third party valuation process to estimate the fair value of each CLO subordinated note investment. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDLE OF INVESTMENTS

MARCH 31, 2015

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of March 31, 2015. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board of Directors. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

CLO Equity	$178,580,577	Discounted	Constant Default Rate	0.00% - 2.00%
		Cash Flows	Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.40% - 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.00% - 1.00%
			Recovery Rate	70.00%
			Discount Rate to Maturity	9.50%-18.80%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

Valuation of CLO Secured Notes

The Company’s CLO debt is valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining fair value of these investments.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains reported by the trustee. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Note 2. Investment Income Recognition

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective interest method.

Interest income from investments in CLO equity is recorded based upon an estimate of effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is updated as needed.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDLE OF INVESTMENTS

MARCH 31, 2015

Note 3. Federal Income Taxes

The Company intends to operate so as to qualify to be taxed as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

As of March 31, 2015, the federal tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$258,761,434

Gross unrealized appreciation	$2,306,485
Gross unrealized depreciation	$(12,375,094)
Net unrealized depreciation	$(10,068,609)

Item 2. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits herewith are separate certifications for the Chief Executive Officer and the Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	May 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	May 26, 2015

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer

Date:	May 26, 2015